UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2022

Biora Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39334	27-3950390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4330 La Jolla Village Drive, Suite 300
San Diego, California	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 727-2841

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series X Preferred Stock

On November 21, 2022, Biora Therapeutics, Inc. (the “Company”) filed the Certificate of Designation of Series X Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware, in connection with the preferred stock dividend previously disclosed on the Company’s Current Report on Form 8-K filed on November 10, 2022 (the “Dividend 8-K”). The description of the Series X Preferred Stock contained in the Dividend 8-K is incorporated herein by reference.

A copy of the Certificate of Designation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Bylaw Amendment

Effective November 28, 2022, the board of directors of the Company adopted the Third Amended and Restated Bylaws of the Company (the “Bylaws”). The Bylaws, among other things, modify the quorum requirement such that the presence, in person or by proxy, of the holders of one-third of the voting power of the shares of capital stock issued and outstanding and entitled to vote (rather than the majority of the voting power of the stock outstanding and entitled to vote), including at least one-third of the outstanding shares of common stock, constitutes a quorum for the transaction of business at stockholder meetings.

The foregoing summary of the changes effected by the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Designation for Series X Preferred Stock

3.2	Third Amended and Restated Bylaws of the Company

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biora Therapeutics, Inc.

Date: November 28, 2022	By:	/s/ Eric d’Esparbes
Eric d’Esparbes Chief Financial Officer